Exhibit 99.1

2017 Present and Future Shareholder Event

1

SHAREHOLDERS 2017 Safe Harbor Statement Statements in the presentations today relating to eXp World Holdings, Inc.’s future plans, expectations, beliefs, intentions and prospects, including those related to its growth and financial performance, are “forward - looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) uncertainties related to the residential real estate market, which is subject to a number of macroeconomic conditions beyond our control; (2) current global capital market uncertainties; (2) potential dilution to our stockholders; (3) adoption of or changes in legislation or regulations adversely affecting our businesses; (4) changes in the United States or other monetary or fiscal policies; (5) changes in generally accepted accounting principles; (6) potential inability to implement our business strategies and grow revenues organically; and (7) potential inability to maintain an effective system of internal controls over financial reporting. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10 - K and Form 10 - Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by clicking on “SEC Filings” form our website at http://www.expworldholdings.com. All information set forth in this presentation is current as of April 28, 2017. eXp World Holdings, Inc. undertakes no duty to update any statement in light of new information or future events.

2

SHAREHOLDERS 2017 Coming Up This Morning: ● Shareholders | 8:30 - 10:30am ○ Executive Presentations ○ New Independent Auditor - BDO | Matt McReynolds ○ MZ Group Investor Relations | Greg Falesnik ● Meet and Greet w/ Board of Directors and Executive Team | 10:30 - 11:30am

3

2017 Present and Future Shareholder Event

4

SHAREHOLDERS 2017 Glenn Sanford Chairman Jason Gesing Director Gene Frederick Director Rick Miller Independent Director Darren Jacklin Independent Director Laurie Hawkes Independent Director Randall Miles Independent Director BOARD OF DIRECTORS

5

SHAREHOLDERS 2017 A YEAR IN REVIEW Founder/CEO Perspective

6

SHAREHOLDERS 2017 ● The purpose of a business is to serve the needs of its owners. GETTING TO THE 7th LEVEL: ● As owners of your own personal real estate practices, one goal many agents and brokers set is to grow their business to the 7th level. ● What is the 7th level, why should you care - and why should you care that we care?

7

2017 WORKING ON THE BUSINESS, NOT IN IT!

8

2017 TRANSITION FROM STARTUP TO ENTERPRISE 1 2

9

SHAREHOLDERS 2017 The Agent - Owned Cloud Brokerage We want the value proposition of eXp Realty to be so good that it would be irresponsible for agents and brokers to hang their license anywhere else. ®

10

SHAREHOLDERS 2017 A YEAR IN REVIEW Financial Review

11

12

SHAREHOLDERS 2017

13

SHAREHOLDERS 2017 3

14

SHAREHOLDERS 2017 US - GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA RECONCILIATION Fiscal Year Ended, December 31, Adjusted EBITDA reconciliation 2014 2015 2016 Net Income / (Loss) $ 103,843 $ (4,602,975) $ (26,043,274) Interest 942 1,127 370 Taxes (72,353) 103,069 42,528 Depreciation & Amortization 14,493 26,304 58,374 Stock Compensation 136,494 1,293,077 5,559,898 Stock Option 96,604 3,497,491 21,964,472 Adjusted EBITDA $ 280,023 $ 318,093 $ 1,582,368

15

SHAREHOLDERS 2017 A YEAR IN REVIEW Operations Review

16

BUILDING THE TECH ENABLED RE BROKERAGE

17

18

SHAREHOLDERS 2017

19

SHAREHOLDERS 2017 1,103 AGENTS SHAREHOLDERS | 2016

20

SHAREHOLDERS 2017

21

SHAREHOLDERS 2017 3,309 AGENTS SHAREHOLDERS | 2017

22

Scott Petronis TECHNOLOGY Product Agent Solutions Cloud Innovation BROKERAGE OPERATIONS Kathy Gordon Compliance Policy/Procedure Support AGENT EXPERIENCE Kee Wah Chung Agent Services Transaction Team Tech Support MARKETING Mitch Robinson Communications Events Branding GROWTH & PRODUCTIVITY Jason Gesing Agent Attraction Coaching Industry Outreach FINANCE Alan Goldman Accounting Reporting Business Planning

23

24

SHAREHOLDERS 2017 EXP ENTERPRISE APPLICATION

25

Matt McReynolds, CPA Assurance Office Managing Partner BDO USA LLP NEW INDEPENDENT AUDITOR

26

Greg Falesnik Managing Director MZ Group INVESTOR RELATIONS

27

2017 Present and Future Shareholder Event

28

SHAREHOLDERS 2017 INDEPENDENT BOARD EXPANDED

29

Independent Director & Audit Committee Chair RANDALL MILES

30

Independent Director & Compensation Committee Chair LAURIE HAWKES

31

SHAREHOLDERS 2017 DEFINING OUR VALUES with Glenn Sanford

32

SHAREHOLDERS 2017 The Agent - Owned Cloud Brokera ge TAGLINE: ®

33

SHAREHOLDERS PREVIOUSLY ASSUMED VALUES

34

SHAREHOLDERS 2017 Drum roll please!

35

SHAREHOLDERS BIG 3 VALUES COMMUNITY SERVICE SUSTAINABILITY

36

Collaboration CULTURAL VALUES: Innovation Transparency Integrity Agile Fun

37

SHAREHOLDERS 2017 AGENT ADVISORY COUNCIL Glenn Sanford, Jason Gesing, & Gene Frederick

38

SHAREHOLDERS 2017 ● As a publicly - traded real estate company, it’s imperative that the company and its leaders receive valuable input and collaborate for the mutual benefit of all stakeholders. ● The AAC will be made up of 12 eXp agents/brokers. This group will be led by a chair and vice - chair. ● 11 of the 12 slots on the Council have been determined through a process led by Glenn, Jason, & Gene Frederick.

39

SHAREHOLDERS 2017 ● Gene Frederick has been named as founding chair of the AAC for a six - month period. ● eXp World Holdings is providing the opportunity for two agents who participate on the AAC to also serve on the Company’s Board of Directors. ● This industry - leading and progressive step will give our agent - owners an incredible opportunity to provide guidance for future company efforts.

40

SHAREHOLDERS 2017 EXECUTIVE TEAM Q&A eXp World Holdings Team Glenn, Russ, Jason, Alan

41

SHAREHOLDERS 2017 GLENN’S WRAP UP Thoughts for Next Year (Getting to the 7th Level): ● Formal Shareholders Meeting ● Materials to Review ● Shareholder Votes

42

SHAREHOLDERS 2017 Coming Up This Afternoon: ● Lunch at Skyline Terrace | 11:30 - 1pm ● Agent Owner Summit | 1 - 4pm ○ Understanding Your World | Alex Howland ○ Leadership: It Really is About You! | Rick Geha

43

2017 MEET AND GREET BOARD OF DIRECTORS & EXECUTIVE TEAM

44

EXPCON 2017 Oct. 9 - 11th Fort Lauderdale, Florida Register now at expcloud.com/events and save $50 with promo: SAVE50

45